UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			May 16, 2024

(Commission File Number)	(Exact Name of Registrant as Specified in Its Charter)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of OGE Energy Corp. ("OGE Energy") held on May 16, 2024, the shareholders:

•
Elected 10 members of the Board of Directors;
•
Ratified the appointment of Ernst & Young LLP as OGE Energy's principal independent accountants for 2024;
•
Approved, on an advisory basis, the compensation paid to named executive officers; and
•
The shareholder proposal regarding simple majority vote received 69 percent of the votes cast, but only 49 percent of the outstanding votes, which is well below 80 percent of the outstanding votes required to implement the changes.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each of such matters, were as stated below.

Proposal No. 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms Expiring in 2025
Frank A. Bozich	139,580,430	2,611,371	570,644	30,734,369
Peter D. Clarke	137,371,233	4,831,374	559,838	30,734,369
Cathy R. Gates	140,836,005	1,300,652	625,788	30,734,369
David L. Hauser	138,370,813	3,823,862	567,770	30,734,369
Luther C. Kissam, IV	139,731,287	2,459,359	571,799	30,734,369
Judy R. McReynolds	137,174,114	4,997,671	590,660	30,734,369
David E. Rainbolt	139,663,653	2,409,352	689,440	30,734,369
J. Michael Sanner	139,501,767	2,680,666	580,012	30,734,369
Sheila G. Talton	139,147,140	3,070,144	545,161	30,734,369
Sean Trauschke	136,876,721	5,379,190	506,534	30,734,369

Proposal No. 2:	Votes For	Votes Against	Abstentions
Ratification of the appointment of Ernst & Young LLP as OGE Energy's principal independent accountants for 2024	168,558,162	3,984,892	953,760

Proposal No. 3:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	135,219,901	6,156,259	1,386,285	30,734,369

Proposal No. 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder proposal regarding simple majority vote	97,700,589	43,670,734	1,391,122	30,734,369

Item 8.01. Other Events

OGE Energy's Board of Directors declared a third quarter dividend of $0.4182 per common share of stock, to be paid July 26, 2024, to shareholders of record July 8, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

May 16, 2024